BILTMORE EQUITY FUND

BILTMORE SPECIAL VALUES FUND

(PORTFOLIOS OF THE BILTMORE FUNDS)

BILTMORE GEORGIA MUNICIPAL BOND FUND

BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND

BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND

(PORTFOLIOS OF THE BILTMORE MUNICIPAL FUNDS)

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SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31, 1997

     Effective immediately, R. Emery Pike no longer serves as portfolio manager of The Biltmore Municipal Funds. Mr. Pike will continue to serve as portfolio manager for The Biltmore Fixed Income Fund. Michael W. Holt will serve as the portfolio manager of The
Biltmore Municipal Funds. Therefore, please add the following biographical information for Mr. Holt:

     "Michael W. Holt is the Portfolio Manager of THE BILTMORE MUNICIPAL FUNDS. Mr. Holt joined South Carolina National Bank in February 1991 and assumed his present position as fixed income portfolio manager for Wachovia Investment Management in January 1992. He is a graduate of the University of Tennessee where he majored in economics and received an MBA in Finance. Mr. Holt is a Chartered Financial Analyst."

In addition, effective immediately, Scott C. Satterwhite no longer serves as portfolio manager of the Special Values Fund and co-manager of the Equity Fund. Therefore, please delete Mr. Satterwhite's biographical information and replace with the following:

     "Michael J. Tierney is an Executive Vice President of Wachovia Bank of North Carolina, N.A. and Chief Investment Officer with Wachovia Asset Management. He joined Wachovia Bank of North Carolina, N.A. in 1981. Mr. Tierney is a portfolio manager of the EMERGING MARKETS FUND and the SPECIAL VALUES FUND. Mr. Tierney is a graduate of the University of Connecticut, and has more than 25 years of experience managing equity and fixed income investments.

     Russell L. Kimbro, Jr. is a Senior Vice President and Portfolio Manager for Personal Financial Services and is a portfolio manager of the EQUITY FUND. Having been with Wachovia since 1985, Mr. Kimbro worked previously as an account executive and operations manager at Prudential Bache Securities and as an instructor of corporate finance at the University of North Carolina at Greensboro. He received a bachelor's degree in economics from Virginia Polytechnical Institute and State University and an MBA from UNCG. Mr. Kimbro is a member of the North Carolina Society of Financial Analysts."

     John F. Hageman, F. Stanley King, Michael O. Mercer and Joseph H. Waterfill remain as portfolio co-managers of the Equity Fund.

                                                           July 1, 1997

FEDERATED INVESTORS

Federated Securities Corp., Distributor

G02033-02 (7/97)